Exhibit 10.2

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (“Agreement”) is entered into as of January 13, 2017 by and between XXXXXXXXXXX, a Delaware limited liability company (“XXXX”), uSell.com, Inc., a Delaware corporation (“uSell”) and XXXX, a Delaware limited liability company (the “Company”). Except as otherwise provided, any capitalized terms used but not defined herein are defined in the LLC Agreement (as defined below).

WHEREAS, XXXX and uSell formed the Company and are entering into a Limited Liability Company Agreement as of the date hereof (the “LLC Agreement”) in connection with such formation to reflect the respective rights, privileges, preferences and obligations of XXXX and uSell as members of the Company;

WHEREAS, XXXX is contributing $5,200,000 (the “Capital Contribution”) to the Company to be used to pay (i) expenses of the formation of the Company, the LLC Agreement and related expenses and transactions up to $200,000 and (ii) for the purchase of Inventory in exchange for the XXXX Interests (as defined below);

WHEREAS, uSell is contributing Services (as defined in the Services Agreement dated the date hereof between the Company and uSell (the “Services Agreement”)) to the Company in exchange for the uSell Interests (as defined below); and

WHEREAS, XXXX desires to make the Capital Contribution to the Company and uSell desires to contribute the Services to the Company and the Company desires to receive the Capital Contribution from XXXX and the Services from uSell.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Capital Contribution and Services. XXXX hereby makes the Capital Contribution to the Company and the Company hereby accepts the Capital Contribution in exchange for XXXX’s receipt of the membership interests of the Company, as more fully described in, and subject to the terms and conditions provided in, the LLC Agreement (the “XXXX Interests”). uSell hereby agrees to perform the Services as defined in and in the manner set forth in the Services Agreement and the Company hereby agrees to the accept the Services in exchange for uSell’s receipt of the membership interests of the Company, as more fully described in, and subject to the terms and conditions provided in, the LLC Agreement (the “uSell Interests” and, collectively with the XXXX Interests, subject to the terms and conditions provided in the LLC Agreement, the “Interests”). The parties hereto acknowledge and agree that XXXX has no obligation to make any capital contribution or provide any financial assistance to the Company other than the Capital Contribution.

2.          Representations and Warranties of XXXX. XXXX represents and warrants to the Company and uSell that:

(a)          LLC Existence and Power. XXXX is a limited liability company duly organized, validly existing and in good standing under and by virtue of the laws of the State of Delaware.

(b)          Legal Capacity and Authority. XXXX has the full legal capacity and authority to enter into this Agreement and the LLC Agreement. All actions on the part of XXXX necessary for the authorization, execution, delivery, and performance of XXXX’s obligations under this Agreement and the LLC Agreement have been taken by XXXX. Each of this Agreement and the LLC Agreement is a valid, legal and binding obligation of XXXX, enforceable according to its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, and (ii) the availability of specific performance or other equitable remedies.

(c)          Non-Contravention. The execution, delivery or performance by XXXX of this Agreement and the LLC Agreement does not and will not (a) contravene or conflict with the organizational or constitutive documents of XXXX, (b) contravene or conflict with or constitute a violation of any provision of any law or order binding upon or applicable to XXXX, or (c) constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of XXXX.

3.          Representations and Warranties of uSell. uSell represents and warrants to the Company and XXXX that:

(a)          Corporate Existence and Power. uSell is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of Delaware.

(b)          Legal Capacity and Authority. uSell has the full legal capacity and authority to enter into this Agreement, the LLC Agreement and the Services Agreement. All actions on the part of uSell necessary for the authorization, execution, delivery, and performance of uSell’s obligations under this Agreement, the LLC Agreement and the Services Agreement have been taken by uSell. Each of this Agreement, the LLC Agreement and the Services Agreement is a valid, legal and binding obligation of uSell, enforceable according to its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, and (ii) the availability of specific performance or other equitable remedies.

(c)          Non-Contravention. The execution, delivery or performance by uSell of this Agreement, the LLC Agreement and the Services Agreement does not and will not (a) contravene or conflict with the organizational or constitutive documents of uSell, (b) contravene or conflict with or constitute a violation of any provision of any law or order binding upon or applicable to uSell, or (c) constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of uSell.

4.          Representations and Warranties of the Company. The Company represents and warrants to XXXX and uSell that:

(a)          Corporate Existence and Power. The Company is a limited liability company duly organized, validly existing and in good standing under and by virtue of the laws of the State of Delaware. The Company has all power and authority, corporate and otherwise, and all governmental licenses, franchises, permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business. The Company is qualified to do business as a foreign entity in all jurisdictions where it is required to be so qualified.

(b)          Legal Capacity and Authority. The Company has the full legal capacity and authority to enter into this Agreement and the Services Agreement. All actions on the part of the Company necessary for the authorization, execution, delivery, and performance of the Company’s obligations under this Agreement, the LLC Agreement and the Services Agreement have been taken by the Company. Each of this Agreement, the LLC Agreement and the Services Agreement is a valid, legal and binding obligation of the Company, enforceable according to its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, and (ii) the availability of specific performance or other equitable remedies.

(c)          Non-Contravention. The execution, delivery or performance by the Company of this Agreement, the LLC Agreement and the Services Agreement does not and will not (a) contravene or conflict with the organizational or constitutive documents of the Company, (b) contravene or conflict with or constitute a violation of any provision of any law or order binding upon or applicable to the Company or the Interests, (c) constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company or require any payment or reimbursement or a loss of any material benefit relating to the Business to which the Company is entitled under any provision of any permit, contract or other instrument or obligations binding upon the Company or by which any of the Interests is or may be bound, or (d) result in the creation or imposition of any Lien (as defined below) on any of the Interests.

(d)          Interests.

(i)          The Interests have been duly authorized and are validly issued, fully-paid and non-assessable. Upon consummation of the transactions contemplated by this Agreement, XXXX and uSell shall own the Interests, free and clear of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of the Interests, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing; provided, however, that in each case other than that certain pledge of, and grant of a security interest in, uSell’s Interests to XXXX pursuant to the Purchase Agreement and the Related Agreements (as defined in the Purchase Agreement).

(ii)         The Interests are being issued in compliance with applicable laws. The Interests will not be issued in violation of the organizational documents of the Company or any other agreement, arrangement or commitment to which the Company is a party and are not subject to or in violation of any preemptive or similar right of any person.

(iii)        There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangement or commitments of any character relating to any equity interests in the Company or obligating the Company to issue or sell any Interests or any other interest, in the Company. Other than the organizational documents of the Company, there are no voting trusts, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of the Interests.

(e)          Organizational Documents. Copies of (a) the Certificate of Formation of the Company, as certified by the Secretary of State of its state of formation, and (b) the LLC Agreement have heretofore been made available to XXXX and uSell, and such copies are each true and complete copies of such instruments and in effect on the date hereof. The Company has not taken any action in violation or derogation of its Certificate of Formation or the LLC Agreement.

5.          Consulting Fee. On the date hereof, the Company shall pay to XXXX a consulting fee in the amount of $104,000, by wire transfer of immediately available funds, as consideration for the consulting services rendered by XXXX to the Company prior to the date hereof (and, for the avoidance of doubt, no other consulting fees are due and owing to XXXX for services performed to date by XXXX).

6.          General Provisions.

(a)          Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(i)          upon personal deliver to the party to be notified;

(ii)         when sent by confirmed facsimile if sent during normal business hours of the recipient, or, if not, then on the next business day;

(iii)        five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(iv)        one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to uSell, to:

uSell.com, Inc.
33 East 33rd St., Suite 1101
New York, NY 10016
Attention: Nik Raman, CEO
nik@usell.com

if to XXXX, to:

XXXX

if to Company, to:

XXXX
c/o XXXX

(b)          Further Assurances. The parties hereto shall promptly execute, deliver, file or record such agreements, instruments, certificates and other documents and take such actions as the other parties may reasonably request or as may otherwise be necessary or proper to carry out the terms and provisions of this Agreement and to consummate and perfect the transactions contemplated hereby.

(c)          Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interests for the benefit of any person other than the parties hereto.

(d)          Governing Law, Jurisdiction and Waiver of Jury Trial.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

THE PARTIES HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN SECTION 6(a) AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON SUCH PARTY’S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID.

THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND/OR OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN ANY PARTY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

(e)          Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid or illegal under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity or illegality, without invalidating the remainder of such provision or the remaining provisions thereof which shall not in any way be affected or impaired thereby.

(f)          Waiver. No course of dealing or omission or delay on the part of any party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

(g)          Entire Agreement. This Agreement, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(h)          Amendment. This Agreement may be amended or modified only upon the written consent of the parties.

(i)          Delays or Omissions; Remedies. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law or otherwise afforded to any party, shall be cumulative and not alternative. The parties shall have all rights and remedies set forth herein and all rights and remedies that the parties have been granted at any time under any other agreement or contract and all of the rights that the parties have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without any requirement to post a bond or other security or prove actual damages, which requirements each of the parties waives to the fullest extent permitted by law), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

(j)          Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including such reasonable fees and expenses of attorneys and accountants, which shall include all fees, costs and expenses of appeals.

(k)          Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(l)          Signatures; Counterparts. This Agreement may be executed by facsimile or electronic signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

(m)         Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other. Unless the context otherwise requires, (i) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (ii) the words “hereof,” “herein” and words to similar effect refer to this Agreement in its entirety, and (iii) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

7.          Survival. All representations and warranties of the parties under this Agreement shall survive XXXX’s Capital Contribution to the Company and uSell’s contribution of the Services to the Company.

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IN WITNESS WHEREOF, the parties have executed this Contribution Agreement as of the day and year first above written.

XXXX

By:
Name:
Title:

USELL.COM, INC.

By:
Name: Nikhil Raman
Title: CEO

XXXX

By:
Name:
Title: